Consolidated Statements of Comprehensive Income (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Net loss	$ (56,582,857)	$ (19,397,016)
Other comprehensive income:
Foreign currency translation	2,596,987	2,835,570
Total other comprehensive income	2,596,987	2,835,570
Comprehensive loss	(53,985,870)	(16,561,446)
Comprehensive (loss) income attributable to noncontrolling interests	(8,224,678)	5,264,600
Comprehensive net loss attributable to NeoStem, Inc. common shareholders	$ (45,761,192)	$ (21,826,046)